ASSIGNMENT AND ASSUMPTION OF REAL ESTATE PURCHASE AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF REAL ESTATE PURCHASE AGREEMENT (this “Assignment”) is made and entered into as of July 27, 2007, by and between TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company (“Assignor”) and NNN HEALTHCARE/OFFICE REIT GWINNETT, LLC, a Delaware limited liability company (“Assignee”), with reference to the following Recitals:

R E C I T A L S

A. Assignor is the “Buyer” under that certain Real Estate Purchase Agreement dated May 23, 2007 (the “Purchase Agreement”), wherein Assignor agreed to purchase that certain real property located at 601A Professional Drive, Lawrenceville, Georgia 30045, as more particularly described in the Purchase Agreement, on the terms and conditions set forth in the Purchase Agreement.

B. Assignor hereby desires to assign to Assignee, and Assignee hereby desires to assume from Assignor, all of Assignor’s rights, interests, duties and obligations under the Purchase Agreement.

NOW, THEREFORE, in consideration of the forgoing Recitals (which are incorporated herein by this reference) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

A G R E E M E N T

1. Assignment; Assumption. Assignor hereby assigns and delegates to Assignee all of Assignor’s rights, interests, duties and obligations under the Purchase Agreement. By executing this Assignment, Assignee hereby accepts such assignment, and expressly agrees to assume and be bound by all of the provisions of the Purchase Agreement as if Assignee, rather than Assignor, were the original “Buyer” thereunder.

2. Successors and Assigns. This Assignment shall be binding upon each of the parties hereto and their respective successors and assigns.

4. Counterparts. This Assignment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

[Signatures on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their duly authorized representatives as of the date first written above.

ASSIGNOR:	TRIPLE NET PROPERTIES, LLC,
a Virginia limited liability company
	By:	/s/ Jack Maurer
		Name:	Jack Maurer
		Title:	Executive Vice President
ASSIGNEE:	NNN HEALTHCARE/OFFICE REIT GWINNETT, LLC,
a Delaware limited liability company
	By:	NNN HEALTHCARE/OFFICE REIT HOLDINGS, L.P.,
a Delaware limited partnership,
Its Sole Member
		By:	NNN HEALTHCARE/OFFICE REIT, INC.,
a Maryland corporation,
Its General Partner
			By:	/s/ Shannon K S Johnson
			Name: Title:	Shannon K.S. Johnson Chief Financial Officer